UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 19, 2015

Bar Harbor Bankshares

(Exact Name of Registrant as Specified in Its Charter)

Maine

(State or Other Jurisdiction of Incorporation)

001-13349

01-0393663

(Commission File Number)

(IRS Employer Identification No.)

               P.O. Box 400

Main Street, Bar Harbor, ME

04609-0400

(Address of Principal Executive Offices)

(Zip Code)

(207) 288-3314

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure Item 9.01 Financial Statements and Exhibits	Page 1 Page 1
Signatures Exhibit Index	Page 1 Page 2

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ITEM 7.01

REGULATION FD DISCLSOURE

Bar Harbor Bankshares (NYSE MKT: BHB) (the “Company”) has prepared an investor presentation with information about the Company, which was released at the Company's Annual Shareholders meeting held on May 19, 2015.

The investor presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

      Exhibits No. Description

a.1

Electronic copy of Company’s investor presentation slide show released on May 19, 2015 and furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2015

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz

EVP & Chief Financial Officer

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EXHIBIT INDEX

99.1   Company’s investor presentation slide show released on May 19, 2015

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EXHIBIT 99.1

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